UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2022 (May 19, 2022)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.000% Notes due 2023	OTIS/23	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Otis Worldwide Corporation (“Otis” or "Company") held its 2022 Annual Meeting of Shareholders on May 19, 2022. As of March 21, 2022, the record date for the meeting, 422,743,121 shares of Otis common stock were issued and outstanding. A quorum of 374,799,200 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2022, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2023 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jeffrey H. Black	332,125,527	1,479,193	244,507	40,949,993
Kathy Hopinkah Hannan	330,718,216	2,918,946	212,065	40,949,993
Shailesh G. Jejurikar	332,120,267	1,472,181	256,779	40,949,993
Christopher J. Kearney	331,644,055	1,963,223	241,949	40,949,993
Judith F. Marks	312,080,986	16,943,033	4,825,208	40,949,993
Harold W. McGraw III	330,727,319	2,852,608	269,300	40,949,993
Margaret M. V. Preston	320,908,257	11,608,047	1,332,923	40,949,993
Shelley Stewart, Jr.	330,556,826	3,060,965	231,436	40,949,993
John H. Walker	314,741,501	18,845,468	262,258	40,949,993

2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,966,107	24,534,876	1,348,244	40,949,993

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2022 until the next annual meeting in 2023. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
362,371,104	11,449,917	978,199

4)    A proposal to eliminate the one-year ownership requirement to call a special shareholders meeting, if properly presented. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,312,529	284,991,962	544,736	40,949,993

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 23, 2022	By:	/s/ TOBY SMITH
Toby Smith
Vice President, Corporate Secretary